Exhibit 10.11

        FIRST AMENDMENT AND WAIVER, dated as of January 31, 2005 (this "Amendment"), to the Credit Agreement dated as of November 30, 2004 (as heretofore amended, supplemented, or otherwise modified, the "Credit Agreement") among NEENAH PAPER, INC., a Delaware corporation (the "Parent"), each subsidiary of Parent listed as a "Borrower" on the signature pages thereto (together with Parent, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of Parent listed as a "Guarantor" on the signature pages thereto, the lenders party thereto (the "Lenders"), JPMORGAN CHASE BANK, N.A., as agent for the Lenders (in such capacity, the "Agent"), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian collateral agent for the Lenders.

        The Credit Parties have requested that the Lenders (i) agree to amend certain provisions of the Credit Agreement and (ii) grant a limited waiver of compliance by the Credit Parties with certain provisions of the Credit Agreement. The Lenders party hereto are willing so to amend the Credit Agreement and to grant such limited waiver on the terms and subject to the conditions set forth herein. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.    Amendment of Section 6.3(c) of the Credit Agreement.    Upon effectiveness of this Amendment in accordance with Section 9 hereof, Section 6.3(c) of the Credit Agreement is amended by deleting the semicolon appearing at the end thereof and inserting the following text in lieu thereof:

            "; provided, however, that such Monthly Unaudited Financial Statements for the month of November, 2004, shall be due as soon as available and in any event not later than January 31, 2005, and such Monthly Unaudited Financial Statements for the months of December, 2004 and January, 2005, shall be due as soon as available and in any event not later than forty-five (45) days after the end of each such respective calendar month);"

          SECTION 2.    Waiver of Section 6.3(c) of the Credit Agreement.    Upon the effectiveness of this Amendment in accordance with Section 9 hereof, the Lenders hereby waive compliance by the Credit Parties with: (a) Section 6.3(c) of the Credit Agreement solely to the extent that such Section (as in effect prior to the effectiveness of this Amendment) requires delivery of Monthly Unaudited Financial Statements of the Credit Parties and their Subsidiaries with respect to November, 2004, within thirty (30) days of the end of such month and the Credit Parties have not complied with such requirement and (b) Section 6.3(h) of the Credit Agreement solely to the extent that such Section requires delivery of accounts payable agings and reconciliations within fifteen (15) days after the end of November, 2004, and the Credit Parties have not complied with such requirement.

          SECTION 3.    Waiver of Section 6.3(d) of the Credit Agreement.    Upon the effectiveness of this Amendment in accordance with Section 9 hereof, the Lenders hereby waive compliance by the Credit Parties with Section 6.3(d) of the Credit Agreement solely to the extent that such Section requires delivery of a Compliance Certificate signed by a Responsible Officer of the Borrowers' Agent, concurrently with delivery pursuant to Section 6.3(c) of the Credit Agreement (as in effect prior to the effectiveness of this Amendment) of the November, 2004 Monthly Unaudited Financial Statements, and the Credit Parties have not complied with such requirement.

          SECTION 4.    Waiver of Section 6.11(iii) of the Credit Agreement.    Upon the effectiveness of this Amendment in accordance with Section 9 hereof, the Lenders hereby waive compliance by the Credit Parties with Section 6.11(iii) of the Credit Agreement solely to the extent that such Section requires notification to the Agent of any Event of Default or Default with respect to any event or circumstance specifically referred to in Section 2, 3, 4, 5 or 6 hereof and the Credit Parties have not complied with such requirement.

          SECTION 5.    Waiver of Section 6.14 of the Credit Agreement.    Upon the effectiveness of this Amendment in accordance with Section 9 hereof, the Lenders hereby waive compliance by the Credit Parties with Section 6.14 of the Credit Agreement solely to the extent that such Section requires compliance with of the covenants contained in the Credit Agreement with respect to any event or circumstance specifically referred to in Section 2, 3, 4, 5 or 6 hereof and the Credit Parties have not complied with such requirement.

          SECTION 6.    Waiver of Section 6.15(a) of the Credit Agreement.    Upon the effectiveness of this Amendment in accordance with Section 9 hereof, the Lenders hereby waive the occurrence of any Dominion Event pursuant to Section 6.15 of the Credit Agreement solely with respect to any event or circumstance specifically referred to in Section 2, 3, 4, 5 or 6 hereof, and further waive compliance by the Credit Parties with any obligations with which the Credit Parties have not complied pertaining to any such event or circumstance that would otherwise result solely from such a Dominion Event.

          SECTION 7.    Amendment and Restatement of Exhibit F to the Credit Agreement.    Upon effectiveness of this Amendment in accordance with Section 9 hereof, Exhibit F to the Credit Agreement is hereby amended and restated in its entirety as set forth in Annex I hereto.

          SECTION 8.    Representations and Warranties.    To induce the other parties hereto to enter into this Amendment, the Credit Parties represent to the Agent and each of the other Lender Parties that, as of the Effective Date:

            (a)   after giving effect to this Amendment, the representations and warranties of the Credit Parties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Effective Date with the same effect as if made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date;

            (b)   after giving effect to this Amendment, no Default has occurred and is continuing under the Credit Agreement; and

            (c)   this Amendment has been duly executed and delivered by the Credit Parties and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Credit Parties, enforceable against the Credit Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 9.    Conditions to Effectiveness.    This Amendment shall become effective as of the date (the "Effective Date") on which each of the following conditions has been satisfied:

            (a)   the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Credit Parties and the Required Lenders; and

            (b)   to the extent invoiced, the Agent shall have received payment or reimbursement of its out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Agent.

          SECTION 10.    Effect of Amendment.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, amend, or otherwise affect the rights and remedies of the Agent or the other Lender Parties under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective with respect only to the matters expressly referred to herein, and nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement.

          SECTION 11.    APPLICABLE LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 12.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          SECTION 13.    Costs and Expenses.    The Borrower agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Agent.

          SECTION 14.    Headings.    The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          SECTION 15.    Severability.    Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 16.    No Party Deemed Drafter.    Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Amendment.

          SECTION 17.    Ratification of Guaranty.    Each Guarantor hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Guaranty to the "Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment, and (b) the Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations secured thereby.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the day and year first written above.

NEENAH PAPER, INC., as a Borrower
by:	/s/ BONNIE C. LIND Name: Bonnie C. Lind Title: Vice President, Chief Financial Officer and Treasurer
NEENAH PAPER MICHIGAN, INC., as a Borrower
by:	/s/ BONNIE C. LIND Name: Bonnie C. Lind Title: Vice President, Chief Financial Officer and Treasurer
NEENAH PAPER SALES, INC., as a Borrower
by:	/s/ BONNIE C. LIND Name: Bonnie C. Lind Title: Vice President, Chief Financial Officer and Treasurer
NEENAH PAPER COMPANY OF CANADA, as a Guarantor
by:	/s/ BONNIE C. LIND Name: Bonnie C. Lind Title: Vice President, Chief Financial Officer and Treasurer
JPMORGAN CHASE BANK, N.A., individually and as Agent,
by:	/s/ J. RICHARD HAWK Name: J. Richard Hawk Title: Vice President
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Collateral Agent,
by:	/s/ J. RICHARD HAWK Name: J. Richard Hawk Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF JANUARY 31, 2005 TO THE NEENAH PAPER CREDIT AGREEMENT DATED AS OF NOVEMBER 30, 2004
To approve this Amendment:
Name of Institution:	,

by:	Name: Title:
by:	Name: Title:

ANNEX I

Amended and Restated Exhibit F to Credit Agreement